UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):				May 15, 2024

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware		1-9172		34-1505819
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

5875 Landerbrook Drive
Suite 220
Cleveland,	Ohio			44124-4069
(Address of principal executive offices)				(Zip code)
		(440)	229-5151
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1 par value per share	NC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
NACCO Industries, Inc.® ("NACCO" or the “Company”) held its Annual Meeting of Stockholders (the "Annual Meeting") on May 15, 2024. Reference is made to the Company’s 2024 Proxy Statement (the "Proxy Statement") filed with the Securities Exchange Commission on April 10, 2024 for more information regarding the Proposals set forth below and the vote required for approval of these matters. The matters voted upon and the final results of the vote were as follows:

Proposal 1 - The stockholders elected each of the following thirteen nominees to the Board of Directors until the next annual meeting and until their successors are elected:

DIRECTOR	VOTE FOR	VOTE WITHHELD	BROKER NON-VOTES
J.C. Butler, Jr.	19,915,124	63,180	400,151
John S. Dalrymple, III	18,400,173	1,578,131	400,151
John P. Jumper	17,865,776	2,112,528	400,151
Dennis W. LaBarre	18,103,177	1,875,127	400,151
W. Paul McDonald	19,608,776	369,528	400,151
Michael S. Miller	18,180,882	1,797,422	400,151
Alfred M. Rankin, Jr.	18,965,602	1,012,702	400,151
Matthew M. Rankin	19,049,978	928,326	400,151
Roger F. Rankin	19,049,902	928,402	400,151
Lori J. Robinson	18,680,470	1,297,834	400,151
Valerie Gentile Sachs	18,470,394	1,507,910	400,151
Robert S. Shapard	19,373,816	604,488	400,151
Britton T. Taplin	19,044,840	933,464	400,151

Proposal 2 - The stockholders approved the Amendment to the Company's Restated Certificate of Incorporation to expand the exculpation provision to limit liability of certain officers:

For	18,680,337
Against	1,250,241
Abstain	47,726
Broker Non-Votes	400,151

Proposal 3 - The stockholders approved, on an advisory basis, the Company's Named Executive Officer Compensation:

For	18,778,542
Against	1,189,622
Abstain	10,140
Broker Non-Votes	400,151

Proposal 4 - The stockholders ratified the appointment of Ernst & Young LLP as the Independent Registered Public
Accounting Firm of NACCO for 2024:

For	20,293,602
Against	65,769
Abstain	19,084

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 15, 2024		NACCO INDUSTRIES, INC.

		By:	/s/ Elizabeth I. Loveman
Elizabeth I. Loveman
Senior Vice President and Controller